Form 8-K - CURRENT REPORT

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



FORM 8-K


CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 10, 2004

Urban Improvement Fund Limited - 1974
(Exact name of registrant as specified in its charter)


California                        0-8071         95-6504946
(State or other jurisdiction   (Commission    (I.R.S. Employer
     of incorporation)         File Number)    Identification
                                                    Number)


                     55 Beattie Place
                   Post Office Box 1089
             Greenville, South Carolina 29602
        (Address of principal executive offices)


Registrant's telephone number, including area code
(206) 622-9900

                              N/A

    (Former address, if changed since last report)





Item 4.  Changes in Registrant's Certifying Accountant

As of June 10, 2004, the firm of Carter & Company, Certified
Public Accountants, LLC was engaged as the principal accountant to audit the financial statements of Urban Improvement Fund
Limited - 1974 (the "Registrant" or the "Partnership").



                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







URBAN IMPROVEMENT FUND LIMITED - 1974
      (Registrant)
By:   Interfinancial Real Estate Management
      Company, General Partner




/s/Michael Fulbright
(Signature)
By:  Michael Fulbright, Secretary




/s/John M. Orehek
(Signature)
By:  John M. Orehek, Senior Vice President



Date:	June 10, 2004